UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                               ----------------


                                   FORM 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report  (Date of earliest event reported):
                                February 11, 1997



                         CONTINENTAL INVESTMENT CORPORATION
               (Exact name of registrant as specified in its charter)




    Georgia                          0-3743                   58-0705228
(State or other                    (Commission               (IRS Employer
jurisdiction of                      File No.)            Identification No.)
incorporation)




                       10254  MILLER ROAD, DALLAS, TEXAS 75238
                 (Address of principal executive offices) (Zip Code)

                                   (214) 691-1100
                (Registrant's telephone number, including area code)

ITEM 5: OTHER EVENTS.

     Pursuant to the Securities Exchange Act of 1934, Rule 13a-10, "Transition Reports," the Company has opted to file a 10-KSB Report for the short year October 1 through December 31, 1996 rather than a 10-QSB Report for this period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Electronically Filed:  February 13, 1997


                                    CONTINENTAL INVESTMENT CORPORATION

                                    By: /S/ Thomas F. Snodgrass
                                        Thomas  F. Snodgrass
                                        President and Treasurer